UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  October 7, 1996


                          CHEYENNE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-9189                  13-3175893
     (State or Other            (Commission              (IRS Employer
     jurisdiction of            File Number)          Identification No.)
      incorporation)


      3 Expressway Plaza, Roslyn Heights, NY                     11577
    (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code   (516) 465-4000




















                                  Page 1 of 4





         ITEM 5.  OTHER EVENTS.

                   On October 7, 1996, Cheyenne Software, Inc., a Delaware corporation (the "Company"), entered into an Agree-ment and Plan of Merger (the "Merger Agreement") with Com-puter Associates International, Inc., a Delaware corporation ("CA"), and Tse-Tsehese-Staestse, Inc., a Delaware corpora-tion and a wholly owned subsidiary of CA ("Sub"), pursuant to which, among other things, Sub agreed to commence a cash ten-der offer (the "Offer") to acquire all shares of common stock, par value $.01 per share, of the Company ("Company Common Stock"), at a price of $30.50 per share, net to the seller in cash. The Offer is conditioned upon, among other things, there having been validly tendered pursuant to the Offer and not withdrawn a number of shares of Company Common Stock which, together with the shares then owned by Sub and CA, would represent at least a majority of the total number of outstanding shares on a fully diluted basis, and the expi-ration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and associ-ated rules.

                   The Merger Agreement further contemplates that, subsequent to the Offer, Sub would be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of CA (the "Merger"). In connection with the Merger, each share of Company Common Stock (other than shares then owned by CA or the Company and dissenting shares) would be converted into the right to receive $30.50 in cash.

                   The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit 2(i) to this Current Report on Form 8-K and which is incorporated herein by refer-ence.

                   On October 7, 1996, CA and the Company jointly an-nounced the anticipated Offer and Merger and the terms of the Merger Agreement. A copy of the press release is attached as
         Exhibit 2(ii) to this Current Report on Form 8-K and incorporated herein by reference.










                                  Page 2 of 4





         ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

              (c)   Exhibits.

                    2(i) Agreement and Plan of Merger, dated as of October 7, 1996, by and among Computer Associates International, Inc. Tse-Tsehese-Staestse, Inc. and Cheyenne Soft-ware, Inc.

                    2(ii) Press release, dated October 7, 1996, jointly issued by Computer Associates International, Inc. and Cheyenne Soft-ware, Inc.





































                                  Page 3 of 4





                                   SIGNATURE



                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHEYENNE SOFTWARE, INC.


         Date: October 8, 1996        /s/ Elliot Levine
                                      Name:   Elliot Levine
                                      Title:  Executive Vice
                                              President, Senior
                                              Financial Officer
                                              and Treasurer
































                                  Page 4 of 4





                                  EXHIBIT LIST


               2(i) Agreement and Plan of Merger, dated as of October 7, 1996, by and among Computer Associates International, Inc. Tse-Tsehese-Staestse, Inc. and Cheyenne Software, Inc.

               2(ii) Press release, dated October 7, 1996, jointly issued by Computer Associates International, Inc. and Cheyenne Software, Inc.